UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

Biota Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue Rockville, Maryland		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Biota Pharmaceuticals, Inc. (the “Company”) previously reported on its current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 15, 2012 that it had completed the previously reported business combination transaction (the “Transaction”) with Biota Holdings Limited, a Melbourne, Australia company, pursuant to the terms of the merger implementation agreement, dated April 22, 2012, as amended August 6, 2012 and September 17, 2012.

In connection with the completion of the Transaction, on December 5, 2012, management of the Company notified Ernst & Young LLP (“Ernst & Young”) that the Audit Committee (the “Audit Committee”) of the Board of Directors had determined to dismiss Ernst & Young as the Company’s independent registered public accounting firm, effective as of that same date.

Ernst & Young’s reports on the Company’s consolidated financial statements for the years ended December 31, 2011 and December 31, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2011 and 2010, and through December 5, 2012, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in connection with its reports for such years.

The Company has provided Ernst & Young with a copy of this Form 8-K prior to its filing with the SEC and requested Ernst & Young furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Ernst & Young’s letter dated December 10, 2012 is filed as Exhibit 16.1 to this current report on Form 8-K.

Also on and effective as of December 5, 2012, the Company appointed PricewaterhouseCoopers (“PwC”) as the Company’s new independent registered public accounting firm. The decision to engage PwC was approved by the Audit Committee on December 5, 2012. PwC audited the financial statements of Biota Holdings Limited for its fiscal years ended June 30, 2012 and 2011.

During the Company’s two most recent fiscal years and the subsequent interim period preceding PwC’s engagement, the Company did not consult with PwC regarding (1) the application of accounting principles to specific transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) the provision of written or oral advice that PwC concluded would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

In approving the selection of PwC as the Company’s independent registered public accounting firm, the Audit Committee considered all relevant factors, including any non-audit services previously provided by PwC to the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Ernst & Young dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biota Pharmaceuticals, Inc.

Date: December 11, 2012	/s/ Russell H. Plumb
	Name:	Russell H. Plumb
	Title:	Chief Executive Officer and President (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young dated December 10, 2012.